FORM 8-K

           SECURITIES AND EXCHANGE COMMISSION
                  Washington D.C. 20549

                     CURRENT REPORT
            Pursuant to Rule 13 or 15d-16 of
           the Securities Exchange Act of 1934

              For the Coupon Period ending
                 November 19, 2004

     Westpac Securitisation Management Pty Limited,
            in its capacity as trust manager
             of the Series 1999-1G WST Trust



New South Wales           333-64199        98-0181944
---------------           ---------        ----------
State of Incorporation    Commission File  IRS Employer No.
                          Number


 Level 25, 60 Martin Place, Sydney, NSW 2000, Australia
        (Address of principal executive offices)

      Registrant's telephone number

      +612 9229 8131


NOTEHOLDERS REPORT - SERIES 1999-1G WST TRUST

Date of Report - Determination Date  13-Nov-04

Housing Loan Collection Period       10-Aug-04  to  09-Nov-04
                                    (inclusive)     (inclusive)

Days in Collection Period            92

Coupon Period - Class A             19-Aug-04   to  19-Nov-04
                                    (inclusive)     (exclusive)

Days in Coupon Period - Class A      92

Coupon Period - Class B             19-Aug-04   to  19-Nov-04
                                    (inclusive)     (exclusive)

Days in Coupon Period - Class B     92

3 month BBSW at beginning of coupon period        5.4283%
3 Month USD-LIBOR                                 1.73000

Foreign Exchange Rate   0.6550

Available Income                             3,485,898.69
Total Available Funds                        3,485,898.69
Accrued Interest Adjustment                          0.00
Redraws Made This Period                     9,929,701.39
Redraw Shortfall                                     0.00
Redraw Facility Draw                                 0.00
RFS Issued This Period                               0.00
Trust Expenses                                 181,168.45
Total Payments                               3,103,304.24
Payment Shortfall                                    0.00
Principal Draw This Period                           0.00
Total Principal Draws Outstanding                    0.00
Gross Principal Collections                 25,465,764.12
Principal Collections                       15,536,062.73
Excess Available Income                        382,594.44
Excess Collections Distribution                382,594.44
Liquidity Shortfall                                  0.00
Liquidity Net Draw / (Repayment) this period         0.00
Remaining Liquidity Shortfall                        0.00
Liquidation Loss                                     0.00
Principal Charge Offs                                0.00
Prepayment Benefit Shortfall                         0.00
Average Daily Balance for Qtr              187,337,730.71
Subordinated Percentage                           5.6041%
Initial Subordinated Percentage                   2.4400%
Average Quarterly Percentage                      0.3600%

               Principal/100,000     Coupon/100,000
Class A          1,086.7560              66.8326  usd
Class B            257.9743              57.1759 (per 10,000)aud

Stated Amount - AUD Equivalent       Percentage   Forex Percentage
Class A      168,189,952.25          94.39586%    1.00000
Class B       11,766,247.47           5.60414%
RFS                    0.00                       0.00000
             179,956,199.72         100.00000%  100.00000%

Stated Amount - USD                  Bond Factor
Class A       110,164,418.72            0.1246345
Class B         7,706,892.10            0.3486296
RFS                     0.00                0.00
              117,871,310.82


Chargeoffs     0.00           Carryover ChargeOffs      0.00


                                $A

Scheduled principal        $ 2,432,056
Unscheduled principal      $13,104,007
Principal Collections      $15,536,063




Fixed Interest Rate Housing Loan               $ 36,558,879
Variable Rate Housing Loans                    $143,397,320
                                               $179,956,200


                    DELINQUENCY STATISTICS

                 Collection Period Ended:   09 Aug 2004

               Number    Current   Instalment     % by      % by
              of Loans   Balance     Amount $    Number   Balance

 Current         2,311  169,504,827  1,739,492  95.26%   94.19%
 1 - 29 Days        94    8,775,674     70,293   3.87%    4.88%
 30 - 59 Days       14    1,356,286     10,037   0.58%    0.75%
 60 - 89 Days        3      177,172      1,368   0.12%    0.10%
 90 - 119 Days       1       84,672        604   0.04%    0.05%
 120 - 149 Days      0            0          0   0.00%    0.00%
 150 - 179 Days      1       23,851        184   0.04%    0.01%
 180+ Days           2       33,717        334   0.08%    0.02%

  TOTAL          2,426  179,956,200  1,822,312 100.00%  100.00%


                       SIGNATURES

     Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf, as Trust Manager for the Series 1999-1G WST Trust, by the undersigned, thereunto duly authorized.

                              Westpac Securitisation
                              Management Pty Limited, as
                              Trust Manager for the
                              Series 1999-1G WST
                              Trust,(Registrant)

Dated: 19 Nov, 2004
By:    /s/ Raman Bhalla

Name:    Raman Bhalla


Title: Trust Manager